Exhibit 10.11

PATENT, TRADEMARK AND COPYRIGHT SECURITY AGREEMENT

THIS AGREEMENT is made on the 30th day of March, 2021, by and between WOLO MFG. CORP., a New York corporation having a mailing address at 1 Saxwood Street, Deer Park, New York 11729 and WOLO INDUSTRIAL HORN & SIGNAL, INC., a New York corporation having a mailing address at 1 Saxwood Street, Deer Park, New York 11729 (collectively, the “Obligor”) and STERLING NATIONAL BANK having a mailing address at 400 Rella Boulevard, Montebello, New York 10901 (the “Lender”).

BACKGROUND

Obligor, together with 1847 Wolo Inc. (collectively, the “Borrowers”), and the Lender have entered into that Credit Agreement of even date herewith (as amended, restated and supplemented from time to time, the “Credit Agreement”), which provides for various extensions of credit from Lender to Borrowers.

In order to induce Lender to (i) execute and deliver the Credit Agreement and (ii) extend credit to the Borrowers, Obligor has agreed to execute and deliver to Lender this Agreement (as amended or supplemented from time to time, “Security Agreement”). This Agreement, covering Patents, Trademarks and Copyrights (each as hereinafter defined), is being executed contemporaneously with, inter alia, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement), and with the Security Agreement by the Borrowers under which Lender is granted a lien on and security interest in all personal property of the Borrowers (as amended, restated, or supplemented, from time to time, the “General Security Agreement”).

NOW, THEREFORE, in consideration of the foregoing, Obligor and Lender hereby agree as follows:

1. Defined Terms. The following terms shall have the meaning set forth below. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

“Code” shall mean the Uniform Commercial Code as the same may time to time be in effect in the State of New York.

“Collateral” shall have the meaning assigned to it in Section 2 of this Security Agreement.

“Copyrights” shall have the meaning assigned to it in the Credit Agreement.

“Event of Default” shall have the meaning assigned to it in the Credit Agreement.

“Obligations” shall have the meaning assigned to it in the Credit Agreement.

“Patents” shall have the meaning assigned to it in the Credit Agreement.

“Permitted Liens” shall have the meaning assigned to it in the Credit Agreement.

“Proprietary Rights” shall mean collectively, all Trademarks and all Patents.

“Security Agreement” shall mean this Security Agreement, as the same may from time to time be amended or supplemented.

“Trademarks” shall have the meaning assigned to it in the Credit Agreement.

2. Grant of Security Interest. As collateral security for the prompt payment of the Obligations, Obligor hereby grants and conveys to Lender a security interest in and to the entire right, title and interest of Obligor in and to following, whether now existing or hereafter created or acquired: (i) the Patents, the inventions and improvements described and claims therein listed in Schedule A hereto (as same may be amended pursuant hereto from time to time), any continuation, division, renewal, extension, substitute or reissue thereof or any legal equivalent in a foreign country for the full term or terms for which the same may be granted, all rights to income, royalties, profits, awards, damages or other rights relating to said patents, applications or inventions including the right to sue for past, present or future infringement, and any other rights and benefits relating to said patents, applications or inventions; (ii) the Trademarks, including the registrations and applications appurtenant thereto, listed in Schedule B hereto (as the same may be amended pursuant hereto from time to time), and in and to any and all trademarks, together with the registrations and applications appurtenant thereto, hereafter acquired or filed by Obligor, including without limitation all renewals thereof, all proceeds of infringement suits and all rights corresponding thereto in the United States and the goodwill of the business to which each of the Trademarks relates; (iii) the Copyrights, including the registrations and applications appurtenant thereto, listed in Schedule C hereto (as the same may be amended pursuant hereto from time to time), and in and to any and all copyrights, together with the registrations and applications appurtenant thereto, hereafter acquired or filed by Obligor, including without limitation all renewals thereof, all proceeds of infringement suits and all rights corresponding thereto in the United States and the goodwill of the business to which each of the Copyrights relates; and (iv) all records, products and proceeds of the foregoing (all of the foregoing hereinafter, collectively, the “Collateral”).

3. Representations and Warranties. Obligor covenants and warrants that as of the date of this Security Agreement:

(a) The Proprietary Rights are subsisting and have not been adjudged invalid or unenforceable;

(b) Each of the Proprietary Rights is valid and enforceable;

(c) The Obligor has not received any written notice of any claim that the use of any of the Proprietary Rights violates the rights of any third person;

(d) Obligor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Proprietary Rights, free and clear of any liens, charges and encumbrances, (including without limitation pledges, assignments, licenses, registered user agreements and covenants by Obligor not to sue third persons) other than Permitted Liens;

(e) Obligor has the right to enter into this Security Agreement and perform its terms;

(f) Obligor has used, and will continue to use for the duration of this Security Agreement, proper statutory notice, where appropriate, in connection with its use of the Proprietary Rights;

(g) Obligor has used, and will continue to use for the duration of this Security Agreement, consistent standards of quality in its manufacture of products sold under the Proprietary Rights; and

(h) Obligor has no Copyrights.

4. Right of Inspection. Obligor hereby grants to Lender and its employees and agents the right to visit Obligor's plants and facilities which manufacture, inspect or store products sold under any of the Proprietary Rights, and to inspect the products and quality control relating thereto at reasonable times during regular business hours, all subject to the provisions of the Credit Agreement. Obligor shall use its best efforts to do any and all acts reasonably required by Lender to ensure Obligor's compliance with paragraph 3(g) above.

5. New Patents and/or Trademarks and/or Copyrights. (a) If, before the Obligations shall have been indefeasibly paid in full and the Credit Agreement has been terminated, Obligor shall obtain rights to any new patents or patentable inventions or trademarks or copyrights, the provisions of paragraph 2 shall automatically apply thereto and Obligor shall give Lender prompt written notice thereof.

(b) Obligor grants Lender a power-of-attorney, irrevocable so long as the Credit Agreement is in existence and/or the Obligations are outstanding, to modify this Security Agreement by amending (i) Schedule A to include any future patents or patentable inventions (including patents registrations or applications appurtenant thereto) or (ii) Schedule B to include any future trademarks (including registrations or applications appurtenant thereto) or (iii) Schedule C to include any future copyrights (including registrations or applications appurtenant thereto), in each case covered by this Security Agreement.

6. Covenants. Obligor covenants and agrees with Lender that from and after the date of this Security Agreement and until the Obligations are fully satisfied and any commitment from Lender under the Obligations has terminated:

(a) Further Documentation; Pledge of Instruments. At any time and from time to time, upon the written request of Lender, Obligor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable in obtaining the full benefits of this Security Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statement under the Code with respect to the liens and security interests granted hereby. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note or other instrument, such note or instrument shall be promptly pledged to Lender hereunder, duly endorsed in a manner satisfactory to Lender.

(b) Maintenance of Proprietary Rights. Obligor will not do any act, or omit to do any act, whereby any Proprietary Rights material to the business of Obligor or any registration or application appurtenant thereto, may become abandoned, invalidated, unenforceable, avoided, avoidable, or will otherwise diminish in value, and shall notify Lender immediately if it knows of any reason or has reason to know of any ground under which this result may occur. Obligor shall take appropriate action at its expense to halt the infringement of the Proprietary Rights.

(c) Indemnification. Obligor assumes all responsibility and liability arising from the use of the Proprietary Rights, and Obligor hereby indemnifies and holds Lender harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys’ fees) arising out of Obligor's operations of its business from the use of the Proprietary Rights.

(d) Limitation of Liens on Collateral. Obligor will not create, permit or suffer to exist, and will defend the Collateral against and take such other action as is necessary to remove any lien, security interest, encumbrance, claim or right, in or to the Collateral other than Permitted Liens.

(e) Notices. Obligor will advise Lender promptly, in reasonable detail, (i) of any lien or claim made or asserted against any of the Collateral, (ii) of any material change in the composition of the Collateral, and (iii) of the occurrence of any other event which would have a material adverse effect on the value of any of the Collateral or on the security interests created hereunder.

(f) Limitation on Further Uses of Proprietary Rights. Obligor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license, or otherwise dispose of any of the Collateral, without prior written consent of Lender.

7. Lender’s Appointment as Attorney-in-Fact.

(a) Obligor hereby irrevocably constitutes and appoints Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Obligor and in the name of Obligor or in its own name, from time to time in Lender’s discretion, for the purposes of carrying out the terms of this Security Agreement, to, at any time following the occurrence and continuance of an Event of Default, take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Security Agreement and, without limiting the generality of the foregoing, hereby gives Lender the power and right, on behalf of Obligor, to do the following:

(i) To pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral (other than Permitted Liens), to effect any repairs or any insurance called for by the terms of this Security Agreement and to pay all or any part of the premiums therefor and the costs thereof; and

(ii) To take the following actions: (A) receive payment of and receipt for any and all moneys, claims and other amounts due and to become due at any time in respect of or arising out of any Collateral; (B) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (C) defend any suit, action or proceeding brought against Obligor with respect to any Collateral; (D) settle, compromise, or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Lender may deem appropriate; and (E) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes, and to do, at Lender's option all acts and things which Lender deems necessary to protect, preserve or realize upon the Collateral and Lender's security interest therein, in order to effect the intent of this Security Agreement, all as fully and effectively as Obligor might do.

This power of attorney is a power coupled with an interest and shall be irrevocable. Notwithstanding the foregoing, Obligor further agrees to execute any additional documents which Lender may require in order to confirm this power of attorney, or which Lender may deem necessary to enforce any of its rights contained in this Security Agreement.

(b) The powers conferred on Lender hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Lender shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to Obligor for any act or failure to act, except for liability directly or exclusively caused by Lender’s own gross negligence or willful misconduct.

(c) Obligor also authorizes Lender to execute, in connection with the sale provided for in paragraph 10(b) of this Security Agreement, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

8. Execution of Power of Attorney. Concurrently with the execution and delivery hereof, Obligor is executing and delivering to Lender, in the form of Schedule I hereto, ten (10) originals of a Power of Attorney for the implementation of the assignment, sale or other disposal of the Patents, Trademarks and Copyrights pursuant to paragraph 7 hereof.

9. Performance by Lender of Obligor’s Obligations. If Obligor fails to perform or comply with any of its agreements contained herein and Lender, as provided for by the terms of this Security Agreement, shall itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of Lender incurred in connection with such performance or compliance shall be payable by Obligor to Lender promptly following demand and shall constitute Obligations secured hereby.

10. Remedies, Rights Upon Event of Default.

(a) Upon the occurrence and during the continuance of an Event of Default:

(i) All payments received by Obligor under or in connection with any of the Collateral shall be held by Obligor in trust for Lender, shall be segregated from other funds of Obligor and shall forthwith upon receipt by Obligor, be turned over to Lender, in the same form as received by Obligor (duly indorsed by Obligor to Lender, if required); and

(ii) Any and all such payments so received by Lender (whether from Obligor or otherwise) may, in the sole discretion of Lender, be held by Lender as collateral security for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect. Any balance of such payments held by Lender and remaining after payment in full of all the Obligations shall be paid over to Obligor or to whomsoever may be lawfully entitled to receive the same.

(b) Upon the occurrence and during the continuance of an Event of Default, Lender may exercise in addition to all other rights and remedies granted to it in this Security Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Obligor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Lender is entitled. Obligor shall also be liable for the reasonable fees of any attorneys employed by Lender to collect any such deficiency and also as to any reasonable attorneys’ fees incurred by Lender with respect to the collection of any of the Obligations and the enforcement of any of Lender's respective rights hereunder.

11. Termination. At such time as Obligor shall completely pay in full all of the Obligations and the Credit Agreement is terminated, this Security Agreement shall terminate and Lender shall execute and deliver to Obligor all such releases, deeds, assignments and other instruments as may be necessary or proper to revest in Obligor full title to the Proprietary Rights, subject to any disposition thereof which may have been made by Lender pursuant hereto.

12. Notices. Wherever this Agreement provides for notice to either party (except as expressly provided to the contrary), it shall be in writing and given in the manner specified in Section 8.12 of the Credit Agreement.

13. No Waiver. No course of dealing between Obligor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Credit Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

14. Cumulative Remedies. All of Lender’s rights and remedies with respect to the Collateral, whether established hereby or by the Credit Agreement, or by the Loan Documents or any other agreements or by law, shall be cumulative and may be exercised singularly or concurrently.

15. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

16. No Modification Except in Writing. This Security Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraphs 5 and 7.

17. Successors and Assigns. The benefits and burdens of this Security Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

18. Governing Law. The validity and interpretation of this Security Agreement and the rights and obligations of the parties shall be governed by the laws of the State of New York.

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SIGNATURE PAGE

Patent, Trademark and Copyright Security Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the day and year first above written.

Obligor:

WITNESS:	WOLO MGF. CORP.

By:
Name:
Title:

WITNESS:	WOLO INDUSTRIAL HORN & SIGNAL, INC.

By:
Name:
Title:

Lender:

WITNESS:	STERLING NATIONAL BANK

By:
Name:
Title:

State of New York, County of _____________, ss:

On the ____ day of _____________, in the year 2021, before me the undersigned, personally appeared ______________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

State of New York, County of _______________, ss:

On the _____ day of ______________ in the year 2021, before me the undersigned, personally appeared _________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

SCHEDULE A

PATENTS

SCHEDULE B

TRADEMARKS

SCHEDULE C

COPYRIGHTS

SCHEDULE I

SPECIAL POWER OF ATTORNEY

STATE OF ILLINOIS	)
:ss:
COUNTY OF DUPAGE	)

KNOW ALL MEN BY THESE PRESENTS, that WOLO MFG. CORP., a corporation formed under the laws of New York, with its principal office at 1 Saxwood Street, Deer Park, New York 11729, and WOLO INDUSTRIAL HORN & SIGNAL, INC., a corporation formed under the laws of New York, with its principal office at 1 Saxwood Street, Deer Park, New York 11729 (hereinafter, collectively, called “Obligor”), pursuant to a Trademark Security Agreement, dated the date hereof (the “Security Agreement”), hereby appoints and constitutes STERLING NATIONAL BANK, a national banking association, with offices at 400 Rella Boulevard, Montebello, New York 10901 (hereinafter called the “Lender”), its true and lawful attorney, with full power of substitution, and with full power and authority to perform the following acts on behalf of Obligor:

1.	Assigning, selling or otherwise disposing of all right, title and interest of Obligor in and to the Patents listed on Schedule A, Trademarks listed on Schedule B or Copyrights listed on Schedule C of the Security Agreement, and including those trademarks which are added to the same subsequent hereto, and all registrations and recordings thereof, and all pending applications therefor, and for the purpose of the recording, registering and filing of, or accomplishing any other formality with respect to the foregoing, and to execute and deliver any and all agreements, documents, instruments of assignment or other papers necessary or advisable to effect such purpose.

2.	To execute any and all documents, statements, certificates or other papers necessary or advisable in order to obtain the purposes described above as Lender may in its sole discretion determine.

This power of attorney is made pursuant to the Security Agreement, dated the date hereof, between Obligor and Lender and may not be revoked until the payment in full of all Obligations as defined in such Security Agreement.

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SIGNATURE PAGE

Power of Attorney

WOLO MFG. CORP.

By:
Name:
Title:

WOLO INDUSTRIAL HORN & SIGNAL, INC.

By:
Name:
Title:

State of New York, County of Nassau, ss:

On the __ day of ______________, in the year 2021, before me the undersigned, personally appeared _____________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public